UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual

Repor t

Legg Mason BW

Diversified

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Diversified Large Cap Value Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Diversified Large Cap Value Fund for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

April 26, 2013

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

IV	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Performance review

For the six months ended March 31, 2013, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 10.56%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexv, returned 14.02% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 12.67% over the same time frame.

Performance Snapshot as of March 31, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	10.56%
Class C	10.18%
Class I	10.72%
Class IS	10.72%
Russell 1000 Value Index	14.02%
Lipper Large-Cap Value Funds Category Average[1]	12.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 474 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund	V

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because this share class commenced operations on October 31, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.38%, 2.11%, 0.94% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of expenses, to average net assets is not expected to exceed 1.10% for Class A shares, 1.85% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements are expected to continue until December 31, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. The market experienced a setback in October given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the last five months of the period. All told, for the six months ended March 31, 2013, the S&P 500 Indexvi returned 10.19%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended March 31, 2013, with the Russell Midcap Indexvii returning 16.21%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii , returned 11.10% and the small-cap Russell 2000 Indexix returned 14.48%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 8.52% and 14.11%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

April 26, 2013

VI	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and September 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.56%	$1,000.00	$1,105.60	1.10%	$5.77	[3]	Class A	5.00%	$1,000.00	$1,019.45	1.10%	$5.54
Class A2[4]	11.75	1,000.00	1,117.50	1.17	5.12	[5]	Class A2	5.00	1,000.00	1,019.10	1.17	5.89
Class C	10.18	1,000.00	1,101.80	1.85	9.69	[3]	Class C	5.00	1,000.00	1,015.71	1.85	9.30
Class I	10.72	1,000.00	1,107.20	0.85	4.47	[3]	Class I	5.00	1,000.00	1,020.69	0.85	4.28
Class IS	10.72	1,000.00	1,107.20	0.84	4.41	[3]	Class IS	5.00	1,000.00	1,020.74	0.84	4.23

[1]	For the six months ended March 31, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

[4]	For the period October 31, 2012 (inception date) to March 31, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.7%
Consumer Discretionary — 7.7%
Auto Components — 0.7%
Delphi Automotive PLC	24,600	$1,092,240
Goodyear Tire & Rubber Co.	19,900	250,939	*
Johnson Controls Inc.	53,400	1,872,738
Lear Corp.	7,900	433,473
TRW Automotive Holdings Corp.	10,000	550,000	*
Total Auto Components		4,199,390
Automobiles — 0.6%
General Motors Co.	127,700	3,552,614	*
Hotels, Restaurants & Leisure — 0.1%
International Game Technology	15,800	260,700
Royal Caribbean Cruises Ltd.	16,200	538,164
Total Hotels, Restaurants & Leisure		798,864
Household Durables — 0.2%
Jarden Corp.	9,700	415,645	*
Newell Rubbermaid Inc.	23,400	610,740
Tupperware Brands Corp.	4,400	359,656
Total Household Durables		1,386,041
Leisure Equipment & Products — 0.3%
Hasbro Inc.	10,100	443,794
Mattel Inc.	27,100	1,186,709
Total Leisure Equipment & Products		1,630,503
Media — 3.9%
CBS Corp., Class B Shares	47,400	2,213,106
DIRECTV	49,200	2,785,212	*
Gannett Co. Inc.	17,900	391,473
Interpublic Group of Cos. Inc.	35,200	458,656
Omnicom Group Inc.	21,500	1,266,350
Time Warner Cable Inc.	23,000	2,209,380
Time Warner Inc.	136,200	7,847,844
Viacom Inc., Class B Shares	87,100	5,362,747
Total Media		22,534,768
Multiline Retail — 1.2%
Dillard’s Inc., Class A Shares	3,400	267,070
Macy’s Inc.	76,300	3,192,392
Target Corp.	53,000	3,627,850
Total Multiline Retail		7,087,312

See Notes to Financial Statements.

4	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Specialty Retail — 0.7%
Abercrombie & Fitch Co., Class A Shares	6,100	$281,820
AutoZone Inc.	2,300	912,571	*
Foot Locker Inc.	12,200	417,728
GameStop Corp., Class A Shares	9,900	276,903
Gap Inc.	39,100	1,384,140
Signet Jewelers Ltd.	6,700	448,900
Total Specialty Retail		3,722,062
Total Consumer Discretionary		44,911,554
Consumer Staples — 8.2%
Beverages — 0.4%
Coca-Cola Enterprises Inc.	23,400	863,928
Dr. Pepper Snapple Group Inc.	17,000	798,150
Molson Coors Brewing Co., Class B Shares	12,900	631,197
Total Beverages		2,293,275
Food & Staples Retailing — 5.0%
CVS Caremark Corp.	96,800	5,323,032
Kroger Co.	46,800	1,550,952
Sysco Corp.	48,000	1,688,160
Wal-Mart Stores Inc.	272,700	20,406,141
Total Food & Staples Retailing		28,968,285
Food Products — 1.7%
Archer-Daniels-Midland Co.	51,300	1,730,349
Bunge Ltd.	11,800	871,194
Campbell Soup Co.	25,700	1,165,752
ConAgra Foods Inc.	30,100	1,077,881
General Mills Inc.	52,700	2,598,637
Ingredion Inc.	8,200	593,024
J.M. Smucker Co.	10,900	1,080,844
Smithfield Foods Inc.	10,800	285,984	*
Tyson Foods Inc., Class A Shares	23,500	583,270
Total Food Products		9,986,935
Household Products — 0.1%
Energizer Holdings Inc.	5,100	508,623
Tobacco — 1.0%
Altria Group Inc.	165,100	5,677,789
Total Consumer Staples		47,434,907

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	5

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Energy — 13.4%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc.	5,400	$283,716	*
Helmerich & Payne Inc.	8,700	528,090
National-Oilwell Varco Inc.	33,300	2,355,975
Patterson-UTI Energy Inc.	8,700	207,408
Rowan Cos. PLC, Class A Shares	10,200	360,672	*
RPC Inc.	17,200	260,924
Total Energy Equipment & Services		3,996,785
Oil, Gas & Consumable Fuels — 12.7%
Chevron Corp.	186,300	22,136,166
ConocoPhillips	146,700	8,816,670
Denbury Resources Inc.	29,100	542,715	*
Exxon Mobil Corp.	371,700	33,493,887
Hess Corp.	27,800	1,990,758
HollyFrontier Corp.	15,900	818,055
Marathon Oil Corp.	57,600	1,942,272
Murphy Oil Corp.	15,900	1,013,307
Tesoro Corp.	9,700	567,935
Valero Energy Corp.	41,200	1,874,188
Whiting Petroleum Corp.	9,200	467,728	*
Total Oil, Gas & Consumable Fuels		73,663,681
Total Energy		77,660,466
Exchange-Traded Funds — 2.0%
iShares Trust-iShares Russell 1000 Value Index Fund	145,900	11,842,703
Financials — 22.2%
Capital Markets — 3.4%
Ameriprise Financial Inc.	18,900	1,391,985
Bank of New York Mellon Corp.	94,800	2,653,452
BlackRock Inc.	12,600	3,236,688
Franklin Resources Inc.	17,400	2,624,094
Goldman Sachs Group Inc.	39,200	5,768,280
Invesco Ltd.	33,000	955,680
Northern Trust Corp.	17,700	965,712
State Street Corp.	39,200	2,316,328
Total Capital Markets		19,912,219
Commercial Banks — 5.5%
BB&T Corp.	54,500	1,710,755
BOK Financial Corp.	5,000	311,500

See Notes to Financial Statements.

6	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Commercial Banks — continued
CIT Group Inc.	16,400	$713,072	*
Comerica Inc.	15,600	560,820
Commerce Bancshares Inc.	7,800	318,474
Cullen/Frost Bankers Inc.	4,400	275,132
East-West Bancorp Inc.	11,400	292,638
Fifth Third Bancorp	71,800	1,171,058
Huntington Bancshares Inc.	68,700	507,693
KeyCorp	75,500	751,980
PNC Financial Services Group Inc.	41,500	2,759,750
SunTrust Banks Inc.	43,900	1,264,759
U.S. Bancorp	153,300	5,201,469
Wells Fargo & Co.	429,300	15,879,807
Zions Bancorporation	15,100	377,349
Total Commercial Banks		32,096,256
Consumer Finance — 1.6%
American Express Co.	95,500	6,442,430
Discover Financial Services	40,600	1,820,504
SLM Corp.	37,700	772,096
Total Consumer Finance		9,035,030
Diversified Financial Services — 4.8%
Bank of America Corp.	643,900	7,842,702
JPMorgan Chase & Co.	391,200	18,566,352
Nasdaq OMX Group Inc.	14,500	468,350
Principal Financial Group Inc.	25,100	854,153
Total Diversified Financial Services		27,731,557
Insurance — 6.8%
ACE Ltd.	26,400	2,348,808
AFLAC Inc.	38,200	1,987,164
Allstate Corp.	39,300	1,928,451
American Financial Group Inc.	21,000	994,980
American International Group Inc.	120,600	4,681,692	*
Arch Capital Group Ltd.	10,400	546,728	*
Assurant Inc.	6,100	274,561
Axis Capital Holdings Ltd.	10,000	416,200
Chubb Corp.	60,300	5,278,059
Cincinnati Financial Corp.	13,200	622,908
Hartford Financial Services Group Inc.	35,600	918,480
HCC Insurance Holdings Inc.	13,000	546,390

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	7

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Lincoln National Corp.	22,400	$730,464
Loews Corp.	86,200	3,798,834
Markel Corp.	1,700	855,950	*
PartnerRe Ltd.	5,000	465,550
Prudential Financial Inc.	36,100	2,129,539
Reinsurance Group of America Inc.	8,000	477,360
RenaissanceRe Holdings Ltd.	11,000	1,011,890
Torchmark Corp.	22,600	1,351,480
Travelers Cos. Inc.	72,400	6,095,356
Unum Group	21,000	593,250
W.R. Berkley Corp.	16,700	740,979
XL Group PLC	24,600	745,380
Total Insurance		39,540,453
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp Inc.	34,300	492,205
People’s United Financial Inc.	28,300	380,352
Total Thrifts & Mortgage Finance		872,557
Total Financials		129,188,072
Health Care — 13.3%
Biotechnology — 1.3%
Amgen Inc.	70,700	7,247,457
United Therapeutics Corp.	3,600	219,132	*
Total Biotechnology		7,466,589
Health Care Equipment & Supplies — 3.5%
Baxter International Inc.	44,800	3,254,272
Becton, Dickinson & Co.	17,500	1,673,175
Boston Scientific Corp.	112,400	877,844	*
CareFusion Corp.	16,000	559,840	*
Covidien PLC	38,500	2,611,840
Medtronic Inc.	82,400	3,869,504
St. Jude Medical Inc.	25,200	1,019,088
Stryker Corp.	31,000	2,022,440
Thermo Fisher Scientific Inc.	29,400	2,248,806
Zimmer Holdings Inc.	31,100	2,339,342
Total Health Care Equipment & Supplies		20,476,151
Health Care Providers & Services — 2.1%
Aetna Inc.	41,000	2,095,920
AmerisourceBergen Corp.	18,900	972,405

See Notes to Financial Statements.

8	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — continued
Cardinal Health Inc.	27,700	$1,152,874
CIGNA Corp.	23,300	1,453,221
HCA Holdings Inc.	31,400	1,275,782
McKesson Corp.	39,900	4,307,604
Omnicare Inc.	9,000	366,480
Universal Health Services Inc., Class B Shares	6,700	427,929
Total Health Care Providers & Services		12,052,215
Life Sciences Tools & Services — 0.2%
Agilent Technologies Inc.	28,400	1,191,948
Pharmaceuticals — 6.2%
Eli Lilly & Co.	94,600	5,372,334
Forest Laboratories Inc.	43,400	1,650,936	*
Merck & Co. Inc.	247,800	10,960,194
Mylan Inc.	33,200	960,808	*
Pfizer Inc.	600,200	17,321,772
Total Pharmaceuticals		36,266,044
Total Health Care		77,452,947
Industrials — 15.8%
Aerospace & Defense — 2.4%
General Dynamics Corp.	36,500	2,573,615
Honeywell International Inc.	57,200	4,310,020
L-3 Communications Holdings Inc.	7,700	623,084
Lockheed Martin Corp.	25,300	2,441,956
Northrop Grumman Corp.	28,700	2,013,305
Raytheon Co.	26,900	1,581,451
Rockwell Collins Inc.	11,200	706,944
Total Aerospace & Defense		14,250,375
Air Freight & Logistics — 0.4%
FedEx Corp.	23,200	2,278,240
Airlines — 0.5%
Alaska Air Group Inc.	5,800	370,968	*
Delta Air Lines Inc.	61,000	1,007,110	*
Southwest Airlines Co.	60,100	810,148
United Continental Holdings Inc.	27,100	867,471	*
Total Airlines		3,055,697
Building Products — 0.1%
Owens Corning Inc.	9,700	382,471	*
Commercial Services & Supplies — 0.2%
Republic Services Inc.	29,700	980,100

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	9

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Construction & Engineering — 0.3%
Fluor Corp.	12,700	$842,391
KBR Inc.	11,500	368,920
URS Corp.	6,300	298,683
Total Construction & Engineering		1,509,994
Electrical Equipment — 0.7%
Emerson Electric Co.	56,300	3,145,481
Rockwell Automation Inc.	9,900	854,865
Total Electrical Equipment		4,000,346
Industrial Conglomerates — 7.0%
3M Co.	56,100	5,963,991
General Electric Co.	1,051,800	24,317,616
Textron Inc.	21,200	631,972
Tyco International Ltd.	34,000	1,088,000
United Technologies Corp.	92,700	8,660,961
Total Industrial Conglomerates		40,662,540
Machinery — 2.6%
AGCO Corp.	7,900	411,748
Cummins Inc.	15,500	1,795,055
Deere & Co.	31,600	2,716,968
Dover Corp.	14,500	1,056,760
Illinois Tool Works Inc.	37,800	2,303,532
Ingersoll-Rand PLC	21,600	1,188,216
Joy Global Inc.	8,300	494,016
Lincoln Electric Holdings Inc.	6,300	341,334
PACCAR Inc.	28,800	1,456,128
Parker Hannifin Corp.	12,100	1,108,118
Snap-on Inc.	4,700	388,690
Stanley Black & Decker Inc.	13,600	1,101,192
Timken Co.	7,500	424,350
WABCO Holdings Inc.	5,200	367,068	*
Total Machinery		15,153,175
Professional Services — 0.1%
Dun & Bradstreet Corp.	3,800	317,870
Manpower Inc.	6,400	363,008
Total Professional Services		680,878
Road & Rail — 1.5%
CSX Corp.	84,100	2,071,383
Norfolk Southern Corp.	18,800	1,449,104

See Notes to Financial Statements.

10	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Road & Rail — continued
Union Pacific Corp.	36,600	$5,212,206
Total Road & Rail		8,732,693
Total Industrials		91,686,509
Information Technology — 8.7%
Communications Equipment — 1.8%
Cisco Systems Inc.	432,900	9,051,939
Harris Corp.	9,300	430,962
Juniper Networks Inc.	42,000	778,680	*
Total Communications Equipment		10,261,581
Computers & Peripherals — 0.1%
SanDisk Corp.	14,400	792,000	*
Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics Inc.	8,300	337,146	*
Avnet Inc.	20,800	752,960	*
Molex Inc.	12,100	354,288
Total Electronic Equipment, Instruments & Components		1,444,394
Internet Software & Services — 0.4%
Yahoo! Inc.	96,400	2,268,292	*
IT Services — 3.5%
Fidelity National Information Services Inc.	23,900	946,918
Global Payments Inc.	6,400	317,824
International Business Machines Corp.	89,900	19,175,670
Total IT Services		20,440,412
Office Electronics — 0.1%
Xerox Corp.	99,800	858,280
Semiconductors & Semiconductor Equipment — 0.1%
KLA-Tencor Corp.	13,500	711,990
Software — 2.4%
Oracle Corp.	386,100	12,486,474
Symantec Corp.	56,600	1,396,888	*
Total Software		13,883,362
Total Information Technology		50,660,311
Materials — 1.6%
Chemicals — 0.9%
Air Products & Chemicals Inc.	16,200	1,411,344
Albemarle Corp.	6,700	418,884
Ashland Inc.	5,700	423,510
CF Industries Holdings Inc.	5,100	970,887

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	11

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Chemicals — continued
Huntsman Corp.	12,900	$239,811
Mosaic Co.	24,200	1,442,562
NewMarket Corp.	1,100	286,396
Total Chemicals		5,193,394
Containers & Packaging — 0.5%
Ball Corp.	27,100	1,289,418
Crown Holdings Inc.	13,900	578,379	*
Owens-Illinois Inc.	12,800	341,120	*
Sonoco Products Co.	9,100	318,409
Total Containers & Packaging		2,527,326
Metals & Mining — 0.2%
Nucor Corp.	11,600	535,340
Reliance Steel & Aluminum Co.	7,000	498,190
Steel Dynamics Inc.	17,900	284,073
Total Metals & Mining		1,317,603
Total Materials		9,038,323
Telecommunication Services — 2.9%
Diversified Telecommunication Services — 2.9%
AT&T Inc.	455,000	16,693,950
Wireless Telecommunication Services — 0.0%
MetroPCS Communications Inc.	25,900	282,310	*
Total Telecommunication Services		16,976,260
Utilities — 2.9%
Electric Utilities — 1.6%
American Electric Power Co. Inc.	39,600	1,925,748
Edison International	41,200	2,073,184
NextEra Energy Inc.	26,900	2,089,592
NV Energy Inc.	31,900	638,957
Pepco Holdings Inc.	16,100	344,540
Pinnacle West Capital Corp.	9,000	521,010
PPL Corp.	41,600	1,302,496
Westar Energy Inc.	7,600	252,168
Total Electric Utilities		9,147,695
Gas Utilities — 0.1%
Atmos Energy Corp.	8,800	375,672
Energen Corp.	7,400	384,874
Total Gas Utilities		760,546

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Legg Mason BW Diversified Large Cap Value Fund

Security		Shares	Value
Multi-Utilities — 1.1%
Alliant Energy Corp.		9,300	$466,674
Ameren Corp.		17,900	626,858
Integrys Energy Group Inc.		7,000	407,120
MDU Resources Group Inc.		15,400	384,846
Public Service Enterprise Group Inc.		37,400	1,284,316
Sempra Energy		16,400	1,311,016
Wisconsin Energy Corp.		18,800	806,332
Xcel Energy Inc.		35,000	1,039,500
Total Multi-Utilities			6,326,662
Water Utilities — 0.1%
American Water Works Co. Inc.		12,600	522,144
Total Utilities			16,757,047
Total Investments before Short-Term Investments (Cost — $452,670,124)			573,609,099

	Rate	Face Amount
Short-Term Investments — 1.3%
State Street Institutional Liquid Reserves Fund (Cost — $7,709,321)	0.143%	$7,709,321	7,709,321
Total Investments — 100.0% (Cost — $460,379,445#)			581,318,420
Other Assets in Excess of Liabilities — 0.0%			120,776
Total Net Assets — 100.0%			$581,439,196

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $460,379,445)	$581,318,420
Cash	110,863
Receivable for securities sold	21,479,260
Dividends and interest receivable	965,645
Receivable for Fund shares sold	756,097
Prepaid expenses	52,265
Total Assets	604,682,550

Liabilities:
Payable for securities purchased	22,736,355
Investment management fee payable	366,388
Payable for Fund shares repurchased	123,769
Service and/or distribution fees payable	661
Accrued expenses	16,181
Total Liabilities	23,243,354
Total Net Assets	$581,439,196

Net Assets:
Par value (Note 7)	$344
Paid-in capital in excess of par value	451,625,532
Undistributed net investment income	722,723
Accumulated net realized gain on investments	8,151,622
Net unrealized appreciation on investments	120,938,975
Total Net Assets	$581,439,196

Shares Outstanding:
Class A	114,359
Class A2	36,964
Class C	11,297
Class I	253,241
Class IS	34,021,638

Net Asset Value:
Class A (and redemption price)	$16.88
Class A2 (and redemption price)	$16.86
Class C*	$16.83
Class I (and redemption price)	$16.88
Class IS (and redemption price)	$16.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.91
Class A2 (based on maximum initial sales charge of 5.75%)	$17.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2013

Investment Income:
Dividends	$7,083,480
Interest	5,306
Total Investment Income	7,088,786

Expenses:
Investment management fee (Note 2)	2,014,767
Legal fees	55,286
Registration fees	44,357
Trustees’ fees	42,157
Fund accounting fees	27,409
Audit and tax	15,845
Shareholder reports	14,893
Transfer agent fees (Note 5)	6,633
Insurance	5,697
Custody fees	3,075
Service and/or distribution fees (Notes 2 and 5)	2,804
Miscellaneous expenses	17,522
Total Expenses	2,250,445
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,278)
Net Expenses	2,248,167
Net Investment Income	4,840,619

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	8,399,367
Change in Net Unrealized Appreciation (Depreciation) from Investments	43,644,089
Net Gain on Investments	52,043,456
Increase in Net Assets from Operations	$56,884,075

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended March 31, 2013 (unaudited) and the Year Ended September 30, 2012	2013	2012

Operations:
Net investment income	$4,840,619	$8,669,853
Net realized gain	8,399,367	18,239,049
Change in net unrealized appreciation (depreciation)	43,644,089	100,509,993
Increase in Net Assets From Operations	56,884,075	127,418,895

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,500,017)	(5,000,007)
Net realized gains	(18,179,406)	(6,062,126)
Decrease in Net Assets From Distributions to Shareholders	(28,679,423)	(11,062,133)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	44,287,257	54,973,029
Reinvestment of distributions	28,627,761	11,062,133
Cost of shares repurchased	(39,009,207)	(103,032,859)
Increase (Decrease) in Net Assets From Fund Share Transactions	33,905,811	(36,997,697)
Increase in Net Assets	62,110,463	79,359,065

Net Assets:
Beginning of period	519,328,733	439,969,668
End of period*	$581,439,196	$519,328,733
* Includes undistributed net investment income of:	$722,723	$6,382,121

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.13	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.12	0.20	0.15	0.02
Net realized and unrealized gain	1.49	3.55	0.02	0.50
Total income from operations	1.61	3.75	0.17	0.52

Less distributions from:
Net investment income	(0.30)	(0.09)	(0.02)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.86)	(0.27)	(0.04)	—

Net asset value, end of period	$16.88	$16.13	$12.65	$12.52
Total return[4]	10.56%	30.03%	1.35%	4.33%

Net assets, end of period (000s)	$1,930	$656	$156	$104

Ratios to average net assets:
Gross expenses	1.21%[5]	1.38%	1.43%	2.19%[5]
Net expenses[6,7,8]	1.10 [5,9]	1.22 [9]	1.30	1.27 [5]
Net investment income	1.50 [5]	1.31	1.10	1.98 [5]

Portfolio turnover rate	26%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2013[2]

Net asset value, beginning of period	$15.96

Income from operations:
Net investment income	0.08
Net realized and unrealized gain	1.70
Total income from operations	1.78

Less distributions from:
Net investment income	(0.32)
Net realized gains	(0.56)
Total distributions	(0.88)

Net asset value, end of period	$16.86
Total return[3]	11.75%

Net assets, end of period (000s)	$623

Ratios to average net assets:
Gross expenses[4]	1.18%
Net expenses[4,5,6,7,8]	1.17
Net investment income[4]	1.26

Portfolio turnover rate	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to March 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.00	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.06	0.09	0.05	0.01
Net realized and unrealized gain	1.49	3.53	0.01	0.51
Total income from operations	1.55	3.62	0.06	0.52

Less distributions from:
Net investment income	(0.16)	—	—	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.72)	(0.18)	(0.02)	—

Net asset value, end of period	$16.83	$16.00	$12.56	$12.52
Total return[4]	10.18%	29.09%	0.50%	4.33%

Net assets, end of period (000s)	$190	$177	$71	$104

Ratios to average net assets:
Gross expenses	2.10%[5]	2.11%	2.18%	2.94%[5]
Net expenses[6,7,8]	1.85 [5,9]	1.99 [9]	2.05	2.02 [5]
Net investment income	0.80 [5]	0.62	0.33	1.23 [5]

Portfolio turnover rate	26%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.14	0.24	0.20	0.02
Net realized and unrealized gain	1.49	3.56	0.00 [4]	0.51
Total income from operations	1.63	3.80	0.20	0.53

Less distributions from:
Net investment income	(0.32)	(0.14)	(0.06)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.88)	(0.32)	(0.08)	—

Net asset value, end of period	$16.88	$16.13	$12.65	$12.53
Total return[5]	10.72%	30.45%	1.62%	4.42%

Net assets, end of period (000s)	$4,275	$3,015	$65	$105

Ratios to average net assets:
Gross expenses	0.92%[6]	0.94%	1.18%	1.94%[6]
Net expenses[7,8,9]	0.85 [6,10]	0.88 [10]	0.95	0.92 [6]
Net investment income	1.78 [6]	1.60	1.43	2.33 [6]

Portfolio turnover rate	26%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement is expected to continue until December 31, 2014, but may be terminated at any time by the manager.

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$ 16.13	$ 12.65	$ 12.53	$ 12.00

Income from operations:
Net investment income	0.14	0.26	0.22	0.02
Net realized and unrealized gain	1.49	3.55	0.00 [4]	0.51
Total income from operations	1.63	3.81	0.22	0.53

Less distributions from:
Net investment income	(0.32)	(0.15)	(0.08)	—
Net realized gains	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.88)	(0.33)	(0.10)	—

Net asset value, end of period	$16.88	$16.13	$12.65	$12.53
Total return[5]	10.72%	30.58%	1.72%	4.42%

Net assets, end of period (000s)	$574,421	$515,481	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.84%[6]	0.84%	0.94%	1.70%[6]
Net expenses[7,8]	0.84 [6]	0.84	0.85 [9]	0.82 [6,9]
Net investment income	1.80 [6]	1.78	1.58	2.40 [6]

Portfolio turnover rate	26%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

22	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$573,609,099	—	—	$573,609,099
Short-term investments†	7,709,321	—	—	7,709,321
Total investments	$581,318,420	—	—	$581,318,420

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

24	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	25

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class C and Class I shares did not exceed 1.10%, 1.85% and 0.85%, respectively. Effective October 31, 2012, Class A2 shares

26	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

did not exceed 1.30%. These arrangements are expected to continue until December 31, 2014, but may be terminated at any time by the investment manager.

During the six months ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $2,278.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2†	Class C	Class I	Class IS
Expires September 30, 2014	$136	—	$98	$179	$91,149
Expires September 30, 2015	458	—	163	462	—
Expires September 30, 2016	677	$12	218	1,371	—
Fee waivers/expense reimbursements subject to recapture	$1,271	$12	$479	$2,012	$91,149

†	For the period October 31, 2012 (inception date) to March 31, 2013.

For the six months ended March 31, 2013, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012 for Class A). This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2013, LMIS and its affiliates received sales charges of approximately $117 and $1,796 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended March 31, 2013, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	27

her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2013, Legg Mason and its affiliates owned 98.9% of the Fund.

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$148,272,431
Sales	136,922,681

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$121,108,594
Gross unrealized depreciation	(169,619)
Net unrealized appreciation	$120,938,975

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,584	$734
Class A2†	338	105
Class C	882	233
Class I	—	1,636
Class IS	—	3,925
Total	$2,804	$6,633

†	For the period October 31, 2012 (inception date) to March 31, 2013.

28	Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$677
Class A2†	12
Class C	218
Class I	1,371
Class IS	—
Total	$2,278

†	For the period October 31, 2012 (inception date) to March 31, 2013.

6. Distributions to shareholders by class

	Six Months Ended March 31, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$19,891	$1,184
Class A2†	2,136	—
Class C	1,750	—
Class I	72,675	1,244
Class IS	10,403,565	4,997,579
Total	$10,500,017	$5,000,007

Net Realized Gains
Class A	$36,970	$2,393
Class A2†	3,718	—
Class C	6,008	1,537
Class I	125,495	946
Class IS	18,007,215	6,057,250
Total	$18,179,406	$6,062,126

†	For the period October 31, 2012 (inception date) to March 31, 2013.

7. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason BW Diversified Large Cap Value Fund 2013 Semi-Annual Report	29

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	81,599	$1,299,518	29,896	$461,767
Shares issued on reinvestment	3,724	56,861	256	3,577
Shares repurchased	(11,672)	(190,166)	(1,756)	(25,808)
Net increase	73,651	$1,166,213	28,396	$439,536

Class A2†
Shares sold	38,698	$609,599	—	—
Shares issued on reinvestment	384	5,854	—	—
Shares repurchased	(2,118)	(33,103)	—	—
Net increase	36,964	$582,350	—	—

Class C
Shares sold	512	$8,370	7,405	$107,777
Shares issued on reinvestment	508	7,758	111	1,537
Shares repurchased	(787)	(11,949)	(2,142)	(31,564)
Net increase	233	$4,179	5,374	$77,750

Class I
Shares sold	79,919	$1,267,196	183,342	$2,807,735
Shares issued on reinvestment	9,607	146,508	158	2,190
Shares repurchased	(23,265)	(375,710)	(1,656)	(24,177)
Net increase	66,261	$1,037,994	181,844	$2,785,748

Class IS
Shares sold	2,573,656	$41,102,574	3,479,157	$51,595,750
Shares issued on reinvestment	1,861,781	28,410,780	793,544	11,054,829
Shares repurchased	(2,373,429)	(38,398,279)	(7,060,214)	(102,951,310)
Net increase (decrease)	2,062,008	$31,115,075	(2,787,513)	$(40,300,731)

†	For the period October 31, 2012 (inception date) to March 31, 2013.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund does not intend to renew the Credit Agreement.

30	Legg Mason BW Diversified Large Cap Value Fund

Board approval of management and subadvisory agreements (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) met on October 11, 2012, with the assistance of their independent legal counsel and contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in an executive session held on November 15, 2012.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager to the Legg Mason fund complex had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

Legg Mason BW Diversified Large Cap Value Fund	31

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s favorable performance for Class IS Shares, placing it in the first quintile for the one-year period ended June 30, 2012. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements made by the Manager which partially reduced the management fee paid to the Manager) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

32	Legg Mason BW Diversified Large Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper, Inc., as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that the Contractual and Actual Management Fees were competitive (second and first quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

R. Jay Gerken

Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013521 5/13 SR13-1921

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chairman & President
Legg Mason Global Asset Management Trust

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chairman & President
Legg Mason Global Asset Management Trust

Date: May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date: May 24, 2013